Exhibit 10.15

GUARANTY AGREEMENT

DATED AS OF NOVEMBER 9, 2023

MADE BY

REVERSE BIOENGINEERING, INC.,

as a Guarantor,

RECYTE THERAPEUTICS, INC.

AS A GUARANTOR,

UNIVERXOME BIOENGINEERING, INC.,

AS A GUARANTOR

and

THE OTHER GUARANTORS REFERRED TO HEREIN

IN FAVOR OF

JUVENESCENCE LIMITED,

AS THE LENDER

i

TABLE OF CONTENTS

(continued)

SECTION 1	GUARANTY	1

1.1	Guaranty.	1

1.2	Payments	2

1.3	No Subrogation	2

1.4	Amendments with respect to the Outstanding Amount	2

1.5	Guaranty Absolute and Unconditional	3

1.6	Subordination.	3

1.7	Reinstatement	3

SECTION 2	REPRESENTATIONS AND WARRANTIES	4

SECTION 3	COVENANTS	4

SECTION 4	MISCELLANEOUS	4

4.1	Notices	4

4.2	Enforcement Expenses; Indemnification.	4

4.3	Successors and Assigns	4

4.4	Counterparts	4

4.5	Severability	5

4.6	Section Headings	5

4.7	Entire Agreement; Modification	5

4.8	Governing Law; Jurisdiction; Venue	5

4.9	WAIVER OF JURY TRIAL	5

ii

This GUARANTY AGREEMENT (this “Agreement”), dated as of November 9, 2023 is made by Reverse Bioengineering, Inc., a Delaware corporation (“Reverse”), ReCyte Therapeutics, Inc., a California corporation (“ReCyte”), UniverXome Bioengineering, Inc., a Delaware corporation (“UniverXome” and together with Reverse, ReCyte and each other Person who accedes to this Agreement collectively, the “Guarantors” and each, a “Guarantor”), in favor of Juvenesence Limited (the “Lender”) in connection with the Amended and Restated Convertible Promissory Note, dated as of February 9, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Note”) by and among AgeX Therapeutics Inc., a Delaware corporation (the “Borrower”) and the Lender. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Note.

INTRODUCTORY STATEMENTS

WHEREAS,	the proceeds of the extensions of credit to the Borrower under the Note will be used in part to enable the Borrower to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

WHEREAS,	the Guarantors are engaged in businesses related to the business of the Borrower, and each Guarantor derives substantial direct and indirect benefit from the extensions of credit to the Borrower under the Note; and

WHEREAS,	it is a condition precedent to the funding of the Loans that the Guarantors shall have executed and delivered this Agreement to the Lender.

NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

Section 1 GuarantY

1.1 Guaranty.

(a)	Each Guarantor who accedes to this Agreement as a Guarantor after the date hereof, hereby, jointly and severally, unconditionally and irrevocably (until the Outstanding Amount has been paid in full), guarantees to the Lender, the payment and performance of the Outstanding Amount by the Borrower when due. This guaranty is a guaranty of the Outstanding Amount and not a guaranty of collection. In furtherance of the foregoing, and without limiting the generality thereof, each Guarantor agrees that each Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon the Lender’s exercise or enforcement of any remedy it or they may have against the Borrower, any other Guarantor, or all or any portion of the Collateral, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Lender in accordance with the terms thereof except as otherwise provided in the Loan Documents. Each Lender, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the guarantees of the Outstanding Amount provided by the Guarantors under this Agreement, to have agreed to the foregoing provisions.

(b)	Notwithstanding anything herein or in any other Loan Document to the contrary, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall not exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors or any applicable laws relating to corporate law, fraudulent conveyance or fraudulent transfers.

1

(c)	Each Guarantor agrees that its obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Section 1 or affecting the rights and remedies of the Lender hereunder.

(d)	The guaranty contained in this Section 1 shall remain in full force and effect until the Outstanding Amount has been paid in full.

1.2 Payments. Provided the Lenders have advanced the Loans in accordance with the terms set forth in the Note, each Guarantor hereby agrees to pay, upon demand by Lender after the occurrence and during the continuance of an Event of Default, the Outstanding Amount, irrespective of whether any one or more of the following events have occurred: (i) Lender has made any demand on Borrower other than any notice specifically required by the Loan Documents; (ii) Lender has taken any action of any nature against Borrower; (iii) Lender has pursued any rights which it has against any other Person who may be liable for any of the Outstanding Amount; (iv) Lender holds or has resorted to any security for the Outstanding Amount; or (v) Lender has invoked any other remedy or right it has available with respect to the Outstanding Amount.

1.3 No Subrogation. Until the Outstanding Amount has been paid in full, each Guarantor waives any claims, rights or remedies that it may have or hereafter acquire against the Borrower or any other Guarantor for the payment of the Outstanding Amount, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Outstanding Amount being paid in full, such amount shall be held by such Guarantor for the benefit of the Lender, segregated from other funds of such Guarantor.

1.4 Amendments with respect to the Outstanding Amount. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Outstanding Amount made by the Lender may be rescinded by the Lender, and the Outstanding Amount, or the liability of any other Person for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be waived or released by the Lender, and the Note, the other Loan Documents, and any other documents executed and delivered in connection therewith, may be amended, restated, amended and restated, supplemented or otherwise modified, as the Lender and Borrower may agree from time to time, and any collateral security, guaranty or right of offset at any time held by the Lender for the payment of the Outstanding Amount may be waived, surrendered or released at the sole discretion of the Lender.

2

1.5 Guaranty Absolute and Unconditional. Each Guarantor waives, to the extent permitted by law, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Outstanding Amount. Each Guarantor understands and agrees that the guaranty contained in this Section 1 shall be construed as an absolute and unconditional guaranty of payment without regard to any defense, set-off or counterclaim (other than a defense of payment) which may at any time be available to or be asserted by the Borrower or any other person against the Lender. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guaranty for the Outstanding Amount or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. No election to proceed in one form of action or against any party, or on any obligation shall constitute a waiver of any Lender’s right to proceed in any other form of action or against any Guarantor or any other Person, or diminish the liability of any Guarantor, or affect the right of such Lender to proceed against any Guarantor for any deficiency, except to the extent such Lender realizes payment by such action, notwithstanding the effect of such action upon any Guarantor’s rights of subrogation, reimbursement or indemnity, if any, against the Borrower, any other Guarantor or any other Person. Each Guarantor further agrees that, subject to the Lender giving prior written notice to each Guarantor, from time to time: (a) increase or decrease the principal amount of the Outstanding Amount and additional indebtedness or obligations of the Borrower under the Loan Documents (b) extend or change the time, manner, place or terms of any payment under any Loan Document, including by an increase or decrease in the Origination Fee on any Outstanding Amount or any fee or other amount payable under such Loan Document, in each case, by an amendment, modification or renewal of any Loan Document or other writing; (c) extend the time for the Borrower’s performance of or compliance with any term, covenant or agreement on Borrowers’ part to be performed or observed under any Loan Document, or waive such performance or compliance, or consent to the failure in or departure from such performance, all in such manner and upon such terms as the Lender may deem proper; or (d) release, surrender, exchange, compromise or settle the obligations guaranteed hereunder or any portion thereof, (e) sell, release, surrender, exchange or compromise any security held by Lender for any of the obligations guaranteed hereunder, (f) discharge or release, in whole or in part, any Guarantor or any other person liable for the payment and performance of all or any part of the Outstanding Amount, and (g) permit, consent to, or take any action, in each case (a) through (f), as the Lender deems necessary or advisable, in its sole discretion, and without impairing, abridging, releasing or affecting the liability of the Guarantors for the full payment and performance of the obligations guaranteed hereunder.

1.6 Subordination. All principal of and interest on all indebtedness, liabilities and obligations of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Outstanding Amount. Each Guarantor agrees that, until the Outstanding Amount has been paid in full, no Guarantor will receive or accept any payment from Borrower on account of such subordinated debt. Any such payments received by any Guarantor must be held in trust for Lender and must be paid over to Lender on account of the Loan without reducing, impairing or releasing the obligations of Guarantor hereunder.

1.7 Reinstatement. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by applicable law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

3

Section 2 Representations and Warranties

To induce the Lender to enter into the Note and make extensions of credit to the Borrower thereunder, each Guarantor hereby represents and warrants to the Lender that:

(a)	Each Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty and this Guaranty constitutes the legal, valid, and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other applicable laws of general application relating to the enforcement of creditor’s rights.

(b)	The execution, delivery, and performance by each Guarantor of this Guaranty does not and will not violate or conflict with any applicable law or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of any Guarantor pursuant to the provisions of any agreement to which such Guarantor or its properties or assets are bound; and

(c)	No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by any Guarantor of this Guaranty or the validity or enforceability thereof.

Section 3 COVENANTS

Each Guarantor covenants and agrees that, from the date hereof until the Outstanding Amount has been paid in full:

(a)	Each Guarantor shall duly pay and discharge all liabilities to which it is subject or which are asserted against it, prior to the date when any fine, late charge or other penalty for late payment may be imposed, except to the extent that such liabilities would not reasonably be expected to result in a material adverse change in the financial condition of Guarantor or are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions satisfactory to Lender in its reasonable discretion have been made; and

(b)	No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty or the validity or enforceability thereof.

Section 4 MISCELLANEOUS

4.1 Notices. All notices, requests and demands to or upon the Lender, Borrower or any Guarantor hereunder shall be effected in the manner provided for in Section 16.2 of the Note.

4.2 Enforcement Expenses; Indemnification. Without duplication, each Guarantor agrees to pay or reimburse the Lender for its costs and expenses incurred in enforcing this Agreement against any Guarantor.

4.3 Successors and Assigns. This Agreement shall be binding upon the successors and permitted assigns of each Guarantor and shall inure to the benefit of the Lender and its respective successors and permitted assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender except as otherwise provided in the Note.

4.4 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

4

4.5 Severability. If any provision hereof or of any Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other Persons or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

4.6 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

4.7 Entire Agreement; Modification. This Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior discussions, representations, communications and agreements (oral or written). This Agreement may not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought. .

4.8 Governing Law; Jurisdiction; Venue. The substantive laws of the State of New York shall govern the validity, construction, enforcement and interpretation of this Agreement, without reference to conflicts of law principles. Each Guarantor hereby submits himself to the jurisdiction and venue of any federal or state court in the City of New York, County of New York, in connection with any action or proceeding brought for enforcement of such Guarantor’s obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations.

4.9 WAIVER OF JURY TRIAL. EACH GUARANTOR AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Page Follows]

5

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written.

REVERSE BIOENGINEERING, INC.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	Interim Chief Executive Officer

RECYTE THERAPEUTICS, INC.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	President, Secretary, Chief Financial Officer

UNIVERXOME BIOENGINEERING, INC.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	Chief Executive Officer, President, Treasurer, Secretary

[Signature Page to Guaranty Agreement]

LENDER:

JUVENESCENCE LIMITED

By:	/s/ Denham Eke
Name:	Denham Eke
Title:	Director

[Signature Page to Guaranty Agreement]

EXHIBIT A

FORM OF JOINDER TO GUARANTY AGREEMENT

This Joinder to Guaranty Agreement (this “Agreement”), dated as of [__], [__], is executed by [__], a [__] [corporation/limited liability company] (the “New Guarantor”) in favor of Juvenescence Limited (the “Lender”) in connection with the Amended and Restated Convertible Promissory Note, dated as of February 9, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Note”) by and among AgeX Therapeutics Inc., a Delaware corporation (the “Borrower”) and the Lender, in connection with that certain Guaranty Agreement (the “Guaranty Agreement”), dated as of November 9, 2023, made by Reverse Bioengineering, Inc., a Delaware corporation (“Reverse”), ReCyte Therapeutics, Inc., a California corporation (“ReCyte”), UniverXome Bioengineering, Inc., a Delaware corporation (“UniverXome” and together with Reverse, ReCyte and each other Person who accedes to the Guaranty Agreement collectively, the “Guarantors” and each, a “Guarantor”) in favor of the Lender. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Note or Guaranty Agreement, as applicable.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Guarantor hereby agrees as follows:

1. The New Guarantor assumes all the obligations of a Guarantor under the Guaranty Agreement and agrees to be bound as Guarantor under the terms of the Guaranty Agreement, as if it had been an original signatory to the Guaranty Agreement. In furtherance of the foregoing, the New Guarantor hereby guarantees the payment and performance by Borrower of the Outstanding Amounts when due, in each case in accordance with the terms of the Guaranty Agreement.

2. The New Guarantor hereby makes to the Lender the representations and warranties set forth in the Guaranty Agreement and confirms as of the date hereof that such representations and warranties are true and correct in all material respects after giving effect to this Agreement.

3. This Agreement shall be deemed to be part of, and a modification to, the Guaranty Agreement and shall be governed by all the terms and provisions of the Guaranty Agreement.

4. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Agreement may be executed by signatures delivered by electronic mail, each of which shall be fully binding on the signing party. The words “execution”, “signed”, “signature”, and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to Guaranty Agreement to be duly executed and delivered as of the date first above written.

[__]

By:
Name:
Title: